This document was prepared by:

Barack Ferrazzano Kirschbaum & Nagelberg
200 W. Madison Street, Suite 3900
Chicago, Illinois 60606
Attn: Katherine S. Sprenger

THIRD MODIFICATION TO DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING

This Third Modification to Deed of Trust, Security Agreement and Fixture Filing (this “Deed of Trust Amendment”) is made and entered into as of the 31st day of January, 2010 by and between those entities listed on Schedule I attached hereto (collectively, “Grantor”), whose address is 1551 N. Tustin Avenue, Suite 200, Santa Ana, California 92705, for the benefit of BANK OF AMERICA, N.A., a national banking association, successor by merger to LaSalle Bank National Association, its successors and assigns (“Beneficiary”), whose address is 135 South LaSalle Street, Chicago, Illinois 60603.

RECITALS

WHEREAS, Grantor, by that certain Deed of Trust, Security Agreement and Fixture Filing dated as of December 28, 2005 to J. Michael Pruitt, as trustee, for the benefit of Beneficiary, which was recorded on January 9, 2006 in the Official Public Records of Real Property of Dallas County, Texas (the “Records”) as Document 200600008233, as amended by that certain First Modification to Deed of Trust, Security Agreement and Fixture Filing made by Borrower in favor of Lender, dated October 16, 2006, recorded on November 7, 2006 in the Records as Instrument Number 200600413971 and that certain Second Modification to Deed of Trust, Security Agreement and Fixture Filing made by Borrower in favor of Lender, dated December 28, 2009, recorded on January 6, 2010 in the Records as Instrument Number 201000002931 (as amended, restated, modified or supplemented, the “Deed of Trust”), granted, sold, conveyed, mortgaged, pledged and assigned unto Beneficiary certain real property located in Dallas County, Texas, which is more particularly described on Exhibit A attached hereto, which Deed of Trust secures Grantor’s obligations under a certain loan (the “Loan”) in the original principal amount of $13,000,000.00 made by Beneficiary to Grantor;

WHEREAS, Grantor and Beneficiary have agreed to increase the amount of the Loan to $14,380,873.20 and to make certain other modifications to the Loan Agreement, the Note and the other Loan Documents (all as defined in the Deed of Trust), all as set forth in that certain Amended and Restated Promissory Note of even date herewith made by Grantor to the order of Lender in the principal amount of $14,380,873.20 (the “Amended and Restated Note”) and that certain Second Amendment to Loan Documents of even date herewith by and between Grantor, Beneficiary, Grubb & Ellis Realty Investors, LLC and NNN Realty Advisors, Inc., a Delaware corporation (the “Second Amendment”), and Grantor and Beneficiary desire to execute and deliver this Deed of Trust Amendment to reflect conforming changes in the Deed of Trust as specified herein;

NOW THEREFORE, for and in consideration of the recitals set forth above and made a part hereof, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned do hereby agree as follows:

1. Pursuant to the Amended and Restated Note and the Second Amendment, the maximum principal amount of the Loan is being increased from $13,000,000.00 to $14,380,873.20. Any and all references in the Deed of Trust to the “Loan” or the “Principal Amount,” including, without limitation, the definition in the Defined Terms, shall mean the maximum principal amount of $14,380,873.20.

2. Pursuant to the Amended and Restated Note and the Second Amendment, the maturity date of the Loan is being extended from January 31, 2010 to January 15, 2011. Any and all references in the Deed of Trust to the “Maturity Date,” including, without limitation, the definition in the Defined Terms, shall mean January 15, 2011. Any and all references to the “Extended Maturity Date” are hereby deleted.

3. The definition of Guarantors in the Defined Terms is hereby amended to include NNN Realty Advisors, Inc., a Delaware corporation (“NNN Realty Advisors”), located at 1551 N. Tustin, Suite 200, Santa Ana, California 92705. Any and all references in the Deed of Trust to “Guarantors” or a “Guarantor” shall be deemed to include NNN Realty Advisors.

4. For purposes of the Deed of Trust: (a) the term “Note” shall mean the Amended and Restated Note, as same may be amended, restated, modified or supplemented; and (b) the term “Loan Documents” (and each of such Loan Documents) shall mean the Loan Documents (and each of them), respectively, each as amended by the Second Amendment and this Deed of Trust Amendment and shall include the Amended and Restated Note.

5. Section 12(o) is hereby amended as follows:

a. The phrase “Except as listed on Exhibit C hereto” is hereby deleted in its entirety.

b. Subsection (i) is hereby deleted in its entirety and replaced with the following:

“(i) there is no litigation, arbitration, condemnation proceeding or other proceeding or governmental investigation pending or, to Grantor’s knowledge, threatened against or relating to Grantor, any Guarantor, or the Property which could reasonably be expected to prevent Grantor or Guarantor from complying with its obligations under the Loan, and there are no outstanding judgment(s) against or relating to Grantor or any Guarantor which could reasonably be expected to prevent Grantor or Guarantor from complying with its obligations under the Loan.”

6. Except as expressly modified and amended hereby, the Deed of Trust shall continue in full force and effect and, as thus modified and amended, is hereby ratified, confirmed and approved.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Deed of Trust Amendment to be executed as of the day and year first above written.

Grantor Signatures

GRANTOR:
NNN Executive Center, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC
Its: Manager
By: /s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson

Its: Chief Investment Officer

NNN Executive Center 1, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its: Vice President
By: /s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson

Its: Chief Investment Officer

NNN Executive Center 2, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its: Vice President
By: /s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson

Its: Chief Investment Officer

NNN Executive Center 3, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center 4, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center 5, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer

NNN Executive Center 6, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center 7, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center 8, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center 9, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center 10, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center 11, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer

NNN Executive Center 12, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center 13, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center 15, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center 16, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center II and III 2003, LP, a Texas limited partnership
By: NNN Executive Center II and III 2003 GP, LLC, a Delaware limited liability company, its sole general partner
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC
Its:	Manager
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer

STATE OF CALIFORNIA COUNTY OF ORANGE	) )	) SS.

On February 3, 2010, before me, P.C. Han, Notary Public, personally appeared Jeffrey T. Hanson, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument in person, or the entity upon behalf of which person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/ P.C. Han (Seal)

My Commission Expires:
June 25, 2011